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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 18, 2004

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                                 Autodesk, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     000-14338                 94-2819853
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

                              111 McInnis Parkway
                          San Rafael, California 94903
          (Address of principal executive offices, including zip code)

                                 (415) 507-5000
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

      On November 18, 2004, Autodesk, Inc. issued a press release reporting its results for the three and nine months ended October 31, 2004. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.  Description
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99.1         Press Release, dated as of November 18, 2004, entitled "Autodesk
             Third Quarter Revenues Increase 28 Percent; GAAP EPS Increases 200 Percent."

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AUTODESK, INC.

                                                 By: /s/ Alfred J. Castino
                                                     ---------------------------
                                                     Alfred J. Castino
                                                     Senior Vice President
                                                     and Chief Financial Officer

Date: November 18, 2004

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                                 EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press Release, dated as of November 18, 2004, entitled "Autodesk
             Third Quarter Revenues Increase 28 Percent; GAAP EPS Increases 200 Percent."